Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445					14%	9%	4%	2%
US	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812					15%	10%	—	—
Europe Pharmaceuticals	886	822	1,708	804	2,512	936	3,448	868	954	1,822					16%	7%	13%	6%
JPAC Pharmaceuticals	371	403	774	419	1,193	458	1,651	449	462	911					15%	18%	11%	10%
Intercon Pharmaceuticals	225	199	424	207	631	225	856	214	220	434					11%	2%	4%	2%
Emerging Markets	203	201	404	211	615	189	804	206	215	421					7%	4%	5%	4%
Other	33	38	71	22	93	19	112	24	21	45					(45)%	(37)%	2%	1%

% of Total Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%					—	—
US Pharmaceuticals	64.3%	65.1%	64.7%	65.3%	64.9%	64.3%	64.7%	64.9%	65.5%	65.2%					40	50
Europe Pharmaceuticals	18.4%	17.2%	17.8%	16.8%	17.5%	18.3%	17.7%	17.3%	17.6%	17.4%					40	(40)
JPAC Pharmaceuticals	7.7%	8.5%	8.1%	8.7%	8.3%	9.0%	8.5%	9.0%	8.5%	8.7%					—	60
Intercon Pharmaceuticals	4.7%	4.2%	4.4%	4.3%	4.4%	4.4%	4.4%	4.3%	4.0%	4.2%					(20)	(20)
Emerging Markets	4.2%	4.2%	4.2%	4.4%	4.3%	3.7%	4.1%	4.0%	4.0%	4.0%					(20)	(20)
Other	0.7%	0.8%	0.8%	0.5%	0.6%	0.3%	0.6%	0.5%	0.4%	0.5%					(40)	(30)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED JUNE 30, 2011

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	9%	(2)%	5%
Foreign Exchange	—	10%	4%
Volume	6%	5%	5%

Total Change	15%	13%	14%

Total 2011 Period to Date Sales	$3,562	$1,872	$5,434
Total 2010 Period to Date Sales	$3,105	$1,663	$4,768

YEAR-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	8%	(3)%	4%
Foreign Exchange	—	6%	2%
Volume	2%	4%	3%

Total Change	10%	7%	9%

Total 2011 Period to Date Sales	$6,812	$3,633	$10,445
Total 2010 Period to Date Sales	$6,194	$3,381	$9,575

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445					14%	9%

Cost of products sold	1,306	1,277	2,583	1,280	3,863	1,414	5,277	1,343	1,481	2,824					16%	9%
Marketing, selling and administrative	900	894	1,794	892	2,686	1,000	3,686	928	1,040	1,968					16%	10%
Advertising and product promotion	212	263	475	231	706	271	977	214	253	467					(4)%	(2)%
Research and development	910	822	1,732	824	2,556	1,010	3,566	935	923	1,858					12%	7%
Provision for restructuring, net	11	24	35	15	50	63	113	44	40	84					67%	140%
Litigation expense, net	—	—	—	22	22	(41)	(19)	—	—	—					—	—
Equity in net income of affiliates	(97)	(85)	(182)	(70)	(252)	(61)	(313)	(82)	(62)	(144)					(27)%	(21)%
Other (income)/expense, net	113	(19)	94	(10)	84	42	126	(138)	(31)	(169)					63%	*

Total expenses	3,355	3,176	6,531	3,184	9,715	3,698	13,413	3,244	3,644	6,888					15%	5%

Earnings from Operations Before Income Taxes	$1,452	$1,592	$3,044	$1,614	$4,658	$1,413	$6,071	$1,767	$1,790	$3,557					12%	17%
Provision for income taxes	351	324	675	312	987	571	1,558	400	483	883					49%	31%

Net Earnings from Operations	$1,101	$1,268	$2,369	$1,302	$3,671	$842	$4,513	$1,367	$1,307	$2,674					3%	13%
Net Earnings Attributable to Noncontrolling Interest	358	341	699	353	1,052	359	1,411	381	405	786					19%	12%

Net Earnings from Operations Attributable to BMS	$743	$927	$1,670	$949	$2,619	$483	$3,102	$986	$902	$1,888					(3)%	13%

Contingently convertible debt interest expense and earnings attributable to unvested shares	(3)	(3)	(7)	(4)	(11)	(2)	(12)	(2)	(2)	(4)					(33)%	(43)%

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$740	$924	$1,663	$945	$2,608	$481	$3,090	$984	$900	$1,884					(3)%	13%

Diluted Earnings Attributable to BMS per Common Share**	$0.43	$0.53	$0.96	$0.55	$1.51	$0.28	$1.79	$0.57	$0.52	$1.10					(2)%	15%

Average Common Shares Outstanding - Diluted	1,725	1,728	1,727	1,726	1,726	1,723	1,727	1,714	1,722	1,718					—	(1)%
Dividends declared per common share	$0.32	$0.32	$0.64	$0.32	$0.96	$0.33	$1.29	$0.33	$0.33	$0.66					3%	3%

% of Net Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	72.8%	73.2%	73.0%	73.3%	73.1%	72.3%	72.9%	73.2%	72.7%	73.0%					(50)	—

Cost of products sold	27.2%	26.8%	27.0%	26.7%	26.9%	27.7%	27.1%	26.8%	27.3%	27.0%					50	—
Marketing, selling and administrative	18.7%	18.8%	18.7%	18.6%	18.7%	19.6%	18.9%	18.5%	19.1%	18.8%					30	10
Advertising and product promotion	4.4%	5.5%	5.0%	4.8%	4.9%	5.3%	5.0%	4.3%	4.7%	4.5%					(80)	(50)
Research and development	18.9%	17.2%	18.1%	17.2%	17.8%	19.8%	18.3%	18.7%	17.0%	17.8%					(20)	(30)
Total expenses	69.8%	66.6%	68.2%	66.4%	67.6%	72.4%	68.8%	64.7%	67.1%	65.9%					50	(230)
Earnings from Operations Before Income Taxes	30.2%	33.4%	31.8%	33.6%	32.4%	27.6%	31.2%	35.3%	32.9%	34.1%					(50)	230
Net Earnings from Operations Attributable to BMS	15.5%	19.4%	17.4%	19.8%	18.2%	9.5%	15.9%	19.7%	16.6%	18.1%					(280)	70

Other Ratios
Effective Tax Rate	24.2%	20.4%	22.2%	19.3%	21.2%	40.4%	25.7%	22.6%	27.0%	24.8%					660	260

Other (Income)/Expense, net	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$33	$32	$65	$38	$103	$42	$145	$31	$32	$63					—	(3)%
Interest income	(15)	(16)	(31)	(23)	(54)	(21)	(75)	(21)	(25)	(46)					56%	48%
Impairment and loss on sale of manufacturing operations	200	15	215	10	225	11	236	—	—	—					(100)%	(100)%
(Gain)/Loss on debt repurchase	—	—	—	—	—	6	6	(8)	(2)	(10)					—	—
Net foreign exchange transaction (gains)/losses	(16)	(16)	(32)	9	(23)	17	(6)	(7)	18	11					*	(134)%
Gain on sale of product lines, businesses and assets	(10)	(5)	(15)	(21)	(36)	(3)	(39)	(9)	(2)	(11)					(60)%	(27)%
Acquisition related items	—	—	—	—	—	10	10	—	—	—					—	—
Other income from alliance partners	(50)	(44)	(94)	(28)	(122)	(14)	(136)	(23)	(39)	(62)					(11)%	(34)%
Pension curtailment and settlement charges	—	14	14	2	16	12	28	(3)	—	(3)					(100)%	(121)%
Litigation charges/(recoveries)	—	—	—	—	—	—	—	(102)	(4)	(106)					—	—
Product liability charges	—	—	—	—	—	—	—	26	—	26					—	—
Other	(29)	1	(28)	3	(25)	(18)	(43)	(22)	(9)	(31)					*	11%

	$113	(19)	94	($10)	$84	$42	$126	(138)	(31)	(169)					63%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$5,434	$4,768	$666	14%	171	$5,263	4%	10%
Marketing, selling and administrative (a)	1,040	894	146	16%	(46)	994	(5)%	11%
Marketing, selling and administrative excluding specified items (b)	1,030	888	142	16%	(50)	980	(6)%	10%
Advertising and product promotion	253	263	(10)	(4)%	(8)	245	(2)%	(6)%
Research and development	923	822	101	12%	(19)	904	(2)%	10%
Research and development excluding specified items (b)	873	805	68	8%	(19)	854	(2)%	6%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	1,040	894	16%
Specified items	10	6	67%

Marketing, selling and administrative excluding specified items	1,030	888	16%
Annual pharmaceutical company fee	60	—	N/A

Adjusted marketing, selling and administrative excluding specified items	970	888	9%

(b)	Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

YEAR-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$10,445	$9,575	$870	9%	197	$10,248	2%	7%
Marketing, selling and administrative (a)	1,968	1,794	174	10%	(50)	1,918	(3)%	7%
Marketing, selling and administrative excluding specified items (b)	1,954	1,775	179	10%	(54)	1,900	(3)%	7%
Advertising and product promotion	467	475	(8)	(2)%	(10)	457	(2)%	(4)%
Research and development	1,858	1,732	126	7%	(22)	1,836	(1)%	6%
Research and development excluding specified items (b)	1,705	1,660	45	3%	(22)	1,683	(2)%	1%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	1,968	1,794	10%
Specified items	14	19	(26)%

Marketing, selling and administrative excluding specified items	1,954	1,775	10%
Annual pharmaceutical company fee	121	—	N/A

Adjusted marketing, selling and administrative excluding specified items	1,833	1,775	3%

(b)	Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Plavix	1,865	1,627	238	15%	7	1,858	1%	14%
Avapro/Avalide	251	307	(56)	(18)%	10	241	3%	(21)%
Abilify	706	633	73	12%	21	685	4%	8%
Reyataz	396	357	39	11%	18	378	5%	6%
Sustiva Franchise	371	331	40	12%	14	357	4%	8%
Baraclude	292	223	69	31%	19	273	9%	22%
Erbitux	173	172	1	1%	—	173	—	1%
Sprycel	193	132	61	46%	12	181	9%	37%
Yervoy	95	—	95	N/A	—	95	N/A	N/A
Orencia	228	178	50	28%	7	221	4%	24%
Nulojix	2	—	2	N/A	—	2	N/A	N/A
Onglyza/Kombiglyze	112	28	84	*	3	109	*	*

Mature Products and All Other	750	780	(30)	(4)%	60	690	8%	(12)%

Total	5,434	4,768	666	14%	171	5,263	4%	10%

YEAR-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Plavix	3,627	3,293	334	10%	9	3,618	—	10%
Avapro/Avalide	541	621	(80)	(13)%	13	528	2%	(15)%
Abilify	1,330	1,250	80	6%	22	1,308	1%	5%
Reyataz	762	730	32	4%	19	743	2%	2%
Sustiva Franchise	714	666	48	7%	14	700	2%	5%
Baraclude	567	439	128	29%	27	540	6%	23%
Erbitux	338	338	—	—	—	338	—	—
Sprycel	365	263	102	39%	13	352	5%	34%
Yervoy	95	—	95	N/A	—	95	N/A	N/A
Orencia	427	347	80	23%	8	419	2%	21%
Nulojix	2	—	2	N/A	—	2	N/A	N/A
Onglyza/Kombiglyze	193	38	155	*	4	189	*	*

Mature Products and All Other	1,484	1,590	(106)	(7)%	68	1,416	4%	(11)%

Total	10,445	9,575	870	9%	197	10,248	2%	7%

*	In excess of +/- 200%
**	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	4,807	4,768	9,575	4,798	14,373	5,111	19,484	5,011	5,434	10,445					14%	9%	4%	2%

Key Products
Plavix	1,666	1,627	3,293	1,658	4,951	1,715	6,666	1,762	1,865	3,627					15%	10%	1%	—
Avapro/Avalide	314	307	621	303	924	252	1,176	290	251	541					(18)%	(13)%	3%	2%
Abilify (a)	617	633	1,250	608	1,858	707	2,565	624	706	1,330					12%	6%	4%	1%
Reyataz	373	357	730	375	1,105	374	1,479	366	396	762					11%	4%	5%	2%
Sustiva Franchise (b)	335	331	666	342	1,008	360	1,368	343	371	714					12%	7%	4%	2%
Baraclude	216	223	439	228	667	264	931	275	292	567					31%	29%	9%	6%
Erbitux	166	172	338	159	497	165	662	165	173	338					1%	—	—	—
Sprycel	131	132	263	144	407	169	576	172	193	365					46%	39%	9%	5%
Yervoy	—	—	—	—	—	—	—	—	95	95					N/A	N/A	N/A	N/A
Orencia	169	178	347	184	531	202	733	199	228	427					28%	23%	4%	2%
Nulojix	—	—	—	—	—	—	—	—	2	2					N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	10	28	38	47	85	73	158	81	112	193					*	*	*	*

Mature Products and All Other (d)	810	780	1,590	750	2,340	830	3,170	734	750	1,484					(4)%	(7)%	8%	4%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Net Sales by Therapeutic Area:
Cardiovascular	2,129	2,069	4,198	2,086	6,284	2,111	8,395	2,162	2,236	4,398					8%	5%	1%	1%
Virology	945	929	1,874	963	2,837	1,017	3,854	997	1,075	2,072					16%	11%	6%	4%
Oncology	435	444	879	443	1,322	478	1,800	466	591	1,057					33%	20%	5%	3%
Neuroscience	635	650	1,285	618	1,903	715	2,618	631	714	1,345					10%	5%	3%	2%
Immunoscience	169	178	347	184	531	202	733	199	230	429					29%	24%	4%	3%
Metabolics	37	55	92	75	167	97	264	107	139	246					153%	167%	5%	5%
Other Therapeutic Areas	457	443	900	429	1,329	491	1,820	449	449	898					1%	—	8%	4%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $18M for the six months ended June 30, 2011.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812					15%	10%

Key Products
Plavix	1,531	1,496	3,027	1,534	4,561	1,593	6,154	1,641	1,747	3,388					17%	12%	(4)%	(4)%
Avapro/Avalide	186	170	356	168	524	118	642	160	133	293					(22)%	(18)%	(40)%	(36)%
Abilify (a)	470	491	961	462	1,423	535	1,958	460	517	977					5%	2%	6%	5%
Reyataz	186	185	371	189	560	194	754	181	189	370					2%	—	2%	2%
Sustiva Franchise (b)	214	213	427	227	654	227	881	215	228	443					7%	4%	8%	8%
Baraclude	42	42	84	46	130	49	179	48	51	99					21%	18%	8%	10%
Erbitux	163	168	331	155	486	160	646	162	167	329					(1)%	(1)%	N/A	N/A
Sprycel	38	42	80	47	127	61	188	61	68	129					62%	61%	11%	10%
Yervoy	—	—	—	—	—	—	—	—	95	95					N/A	N/A	N/A	N/A
Orencia	126	137	263	138	401	146	547	138	152	290					11%	10%	N/A	N/A
Nulojix	—	—	—	—	—	—	—	—	2	2					N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	6	23	29	37	66	53	119	57	80	137					*	*	*	*

Mature Products and All Other (d)	127	138	265	132	397	148	545	127	133	260					(4)%	(2)%

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,770	1,707	3,477	1,743	5,220	1,770	6,990	1,832	1,919	3,751					12%	8%
Virology	445	441	886	462	1,348	472	1,820	446	470	916					7%	3%
Oncology	233	239	472	233	705	249	954	249	356	605					49%	28%
Neuroscience	473	494	967	464	1,431	538	1,969	460	518	978					5%	1%
Immunoscience	126	137	263	138	401	146	547	138	154	292					12%	11%
Metabolics	16	30	46	48	94	61	155	64	84	148					180%	*
Other Therapeutic Areas	26	57	83	47	130	48	178	61	61	122					7%	47%

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2010		2011		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD

Abilify Net Sales As Reported	491	961	517	977	5%	2%
Contractual share change from 58% to 53.5%	—	—	43	82	N/A	N/A
Incremental U.S. healthcare reform	—	—	3	5	N/A	N/A

Abilify Net Sales - Adjusted	491	961	563	1,064	15%	11%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $18M for the six months ended June 30, 2011.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,718	1,663	3,381	1,663	5,044	1,827	6,871	1,761	1,872	3,633					13%	7%	10%	6%

Key Products
Plavix	135	131	266	124	390	122	512	121	118	239					(10)%	(10)%	6%	4%
Avapro/Avalide	128	137	265	135	400	134	534	130	118	248					(14)%	(6)%	7%	6%
Abilify (a)	147	142	289	146	435	172	607	164	189	353					33%	22%	14%	7%
Reyataz	187	172	359	186	545	180	725	185	207	392					20%	9%	11%	5%
Sustiva Franchise (b)	121	118	239	115	354	133	487	128	143	271					21%	13%	12%	5%
Baraclude	174	181	355	182	537	215	752	227	241	468					33%	32%	11%	8%
Erbitux	3	4	7	4	11	5	16	3	6	9					50%	29%	33%	13%
Sprycel	93	90	183	97	280	108	388	111	125	236					39%	29%	14%	7%
Orencia	43	41	84	46	130	56	186	61	76	137					85%	63%	19%	9%
Onglyza	4	5	9	10	19	20	39	24	32	56					*	*	*	*

Mature Products and All Other (c)	683	642	1,325	618	1,943	682	2,625	607	617	1,224					(4)%	(8)%	9%	5%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Net Sales by Therapeutic Area:
Cardiovascular	359	362	721	343	1,064	341	1,405	330	317	647					(12)%	(10)%	7%	5%
Virology	500	488	988	501	1,489	545	2,034	551	605	1,156					24%	17%	11%	6%
Oncology	202	205	407	210	617	229	846	217	235	452					15%	11%	12%	8%
Neuroscience	162	156	318	154	472	177	649	171	196	367					26%	15%	14%	7%
Immunoscience	43	41	84	46	130	56	186	61	76	137					85%	63%	19%	9%
Metabolics	21	25	46	27	73	36	109	43	55	98					120%	113%	6%	8%
Other Therapeutic Areas	431	386	817	382	1,199	443	1,642	388	388	776					1%	(5)%	10%	5%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE THREE MONTHS ENDED JUNE 30, 2011

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP

Net Sales	$5,434	—	$5,434
Cost of products sold	1,481	(18)	1,463

Gross Profit	3,953	18	3,971

Gross profit as a % of sales	72.7%	0.4%	73.1%

Marketing, selling and administrative	1,040	(10)	1,030
Advertising and product promotion	253	—	253

Total SG&A	1,293	(10)	1,283

SG&A as a % of sales	23.8%	(0.2)%	23.6%

Research and development	923	(50)	873

R&D as a % of sales	17.0%	(0.9)%	16.1%

Operating Margin	1,737	78	1,815

Operating Margin as a % of sales	32.0%	1.4%	33.4%

Provision for restructuring, net	40	(40)	—
Equity in net income of affiliates	(62)	—	(62)
Other (income)/expense, net	(31)	—	(31)

Earnings Before Income Taxes	$1,790	118	$1,908

Provision for income taxes	483	49	532

Net Earnings	$1,307	69	$1,376

Net Earnings - Attributable to Noncontrolling Interest	405		405

Net Earnings - Attributable to BMS	$902	69	$971
Contingently convertible debt interest expense and earnings attributable to unvested shares	(2)		(2)

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$900	69	$969

Average Common Shares Outstanding - Diluted	1,722		1,722
Diluted EPS - Attributable to BMS	$0.52	0.04	$0.56

Net Earnings Attributable to BMS as a % of sales	16.6%	1.3%	17.9%

Effective Tax Rate	27.0%	0.9%	27.9%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP

Net Sales	$10,445	—	$10,445
Cost of products sold	2,824	(41)	2,783

Gross Profit	7,621	41	7,662

Gross profit as a % of sales	73.0%	0.4%	73.4%

Marketing, selling and administrative	1,968	(14)	1,954
Advertising and product promotion	467	—	467

Total SG&A	2,435	(14)	2,421

SG&A as a % of sales	23.3%	(0.1)%	23.2%

Research and development	1,858	(153)	1,705

R&D as a % of sales	17.8%	(1.5)%	16.3%

Operating Margin	3,328	208	3,536

Operating Margin as a % of sales	31.9%	2.0%	33.9%

Provision for restructuring, net	84	(84)	—
Equity in net income of affiliates	(144)	—	(144)
Other (income)/expense, net	(169)	76	(93)

Earnings Before Income Taxes	$3,557	216	$3,773

Provision for income taxes	883	133	1,016

Net Earnings	$2,674	83	$2,757

Net Earnings - Attributable to Noncontrolling Interest	786		786

Net Earnings - Attributable to BMS	$1,888	83	$1,971
Contingently convertible debt interest expense and earnings attributable to unvested shares	(4)		(4)

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$1,884	83	$1,967

Average Common Shares Outstanding - Diluted	1,718		1,718
Diluted EPS - Attributable to BMS	$1.10	0.04	$1.14

Net Earnings Attributable to BMS as a % of sales	18.1%	0.8%	18.9%

Effective Tax Rate	24.8%	2.1%	26.9%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2011 AND 2010

($ in millions)

Three months ended June 30, 2011

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$33	$33
Accelerated depreciation, asset impairment and other shutdown costs	18	4	—	7	29
Process standardization implementation costs	—	6	—	—	6

Total Restructuring	18	10	—	40	68

Other:
Upfront, milestone and other licensing payments	—	—	50	—	50

Total	$18	$10	$50	$40	118

Income taxes on items above					(34)
Specified tax benefit					(15)

Decrease to Net Earnings					$69

Three months ended June 30, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$24	$—	$24
Impairment and loss on sale of manufacturing operations	—	—	—	—	15	15
Accelerated depreciation, asset impairment and other shutdown costs	27	—	—	—	—	27
Pension curtailment and settlement charges	—	—	—	—	5	5
Process standardization implementation costs	—	6	—	—	—	6

Total Restructuring	27	6	—	24	20	77

Other:
Upfront, milestone and other licensing payments	—	—	17	—	—	17

Total	$27	$6	$17	$24	$20	94

Income taxes on items above						(18)
Out-of-period tax adjustment						(59)

Decrease to Net Earnings						$17

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010

($ in millions)

Six months ended June 30, 2011

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$77	$—	$77
Accelerated depreciation, asset impairment and other shutdown costs	41	4	—	7	—	52
Process standardization implementation costs	—	10	—	—	—	10

Total Restructuring	41	14	—	84	—	139

Other:
Litigation recovery	—	—	—	—	(102)	(102)
Upfront, milestone and other licensing payments	—	—	138	—	—	138
In-process research and development (IPRD) impairment	—	—	15	—	—	15
Product liability charges	—	—	—	—	26	26

Total	$41	$14	$153	$84	$(76)	216

Income taxes on items above						(62)
Specified tax benefit						(71)

Decrease to Net Earnings						$83

Six months ended June 30, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$35	$—	$35
Impairment and loss on sale of manufacturing operations	—	—	—	—	215	215
Accelerated depreciation, asset impairment and other shutdown costs	58	—	—	—	—	58
Pension curtailment and settlement charges	—	—	—	—	5	5
Process standardization implementation costs	—	19	—	—	—	19

Total Restructuring	58	19	—	35	220	332

Other:
Upfront, milestone and other licensing payments	—	—	72	—	—	72

Total	$58	$19	$72	$35	$220	404

Income taxes on items above						(104)
Out-of-period tax adjustment						(59)

Decrease to Net Earnings						$241

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Cash and cash equivalents	$5,135	$5,918	$7,581	$5,033	$3,405	$3,665
Marketable securities - current	1,641	1,536	778	2,268	3,388	4,005
Marketable securities - long term	2,997	2,795	2,562	2,681	3,065	2,734

Cash, cash equivalents and marketable securities	9,773	10,249	10,921	9,982	9,858	10,404

Short-term borrowings	208	290	243	117	135	187
Long-term debt	6,081	6,248	6,479	5,328	5,276	5,332

Net (debt) /cash	$3,484	$3,711	$4,199	$4,537	$4,447	$4,885

BRISTOL-MYERS SQUIBB COMPANY

2011 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2011

Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$2.08 to $2.18
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.07
Accelerated depreciation and other shutdown costs	0.05
Upfront, milestone and other licensing payments	0.09
Litigation recoveries/product liability charges	(0.03)
Certain tax-related items	(0.06)

Total	0.12

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.20 to $2.30

Gross margin as a percentage of sales on a GAAP basis for the six months ended June 30, 2011 was 73.0%, which included specified items of $41 million and had a 0.4% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the six months ended June 30, 2011 gross margin as a percentage of sales was 73.4%. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2011 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Research and development expenses on a GAAP basis for the six months ended June 30, 2011 were $1,858 million, which included specified items of $153 million. On a non-GAAP basis, for the six months ended June 30, 2011 research and development expenses were $1,705 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2011 to increase in the mid single digit range compared to 2010. It is estimated that 30% to 40% of the research and development expenses in 2011 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the six months ended June 30, 2011 were $1,968 million, which included specified items of $14 million. On a non-GAAP basis, for the six months ended June 30 2011 marketing, selling and administrative expenses were $1,954 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2011 to grow in the high-single digit range compared to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The effective tax rate on a GAAP basis for the six months ended June 30, 2011 was 24.8%, which included specified items of $133 million in the tax provision, and had a 2.1% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the six months ended June 30, 2011 the effective tax rate was 26.9%. On a non-GAAP basis, based on historical trends in 2010 the Company projects an annual effective tax rate of approximately 26% for the full year 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The GAAP financial results for the full year 2011 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront, milestone and other licensing payments, charges and recoveries relating to significant legal proceedings, asset and IPR&D impairments and certain tax-related items. The GAAP financial results for the full year 2011 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, copromotion or alliance charges and charges for in-process research and development impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2011, July 28, 2011 including “2011 Guidance” and “Use of Non-GAAP Financial Information” therein.

The EPS impact of U.S. healthcare reform in 2010 was $0.10 and is expected to be approximately $0.25 in 2011. In 2011, we expect a reduction of net sales of approximately $250 million resulting from new discounts associated with the Medicare Part D coverage gap and an increase in marketing, sales and administrative expenses of approximately $250 million due to the new annual non-tax-deductible pharmaceutical company fee. The non-tax deductibility on our share of the net pharmaceutical company fee is expected to increase our effective tax rate by approximately 1% in 2011 which is considered in our effective tax rate guidance above.

With respect to the 2013 minimum non-GAAP EPS guidance, there is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.